Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com
Johnson & Johnson reports Q3 2024 results
•2024 Third-Quarter reported sales growth of 5.2% to $22.5 Billion with operational growth of 6.3%* and adjusted operational growth of 5.4%*
•2024 Third-Quarter Earnings per share (EPS) of $1.11 decreasing by 34.3% due to a one-time special charge and acquired IPR&D. Adjusted EPS of $2.42 decreasing by 9.0%* with acquired IPR&D impacting results approximately 1,900 basis points
•Significant pipeline progress including approvals of TREMFYA in ulcerative colitis, RYBREVANT + LAZCLUZE in non-small cell lung cancer, and submission of an investigational device exemption for our general surgery robotic system, OTTAVA
•Company increases Full-Year 2024 operational sales5 guidance
•Company updates Full-Year 2024 adjusted operational EPS guidance to reflect improved performance and the acquisition of V-Wave; costs associated with the acquisition of V-Wave more than offset the improvement

New Brunswick, N.J. (October 15, 2024) – Johnson & Johnson (NYSE: JNJ) today announced results for third-quarter 2024. “Johnson & Johnson’s strong results in the third quarter reflect the unique breadth of our business and commitment to delivering the next wave of healthcare innovation,” said Joaquin Duato, Chairman and Chief Executive Officer. “During the quarter, we advanced our pipeline with regulatory approvals for TREMFYA and RYBREVANT, submitted an IDE for our general surgery robotic system, OTTAVA, and launched VELYS Spine and Shockwave E8 IVL Catheter, further strengthening our confidence in our near-and long-term growth targets.”
Unless otherwise noted, the financial results and earnings guidance included below reflect the continuing operations of Johnson & Johnson.

Overall financial results

Q3
($ in Millions, except EPS)	2024	2023	% Change
Reported Sales	$22,471	$21,351	5.2%
Net Earnings	$2,694	$4,309	(37.5)%
EPS (diluted)	$1.11	$1.69	(34.3)%
	Q3
Non-GAAP* ($ in Millions, except EPS)	2024	2023	% Change
Operational Sales[1,2]			6.3%
Adjusted Operational Sales[1,3]			5.4%
Adjusted Operational Sales ex. COVID-19 Vaccine[1,3]			5.6%
Adjusted Net Earnings[1,4]	$5,876	$6,777	(13.3)%
Adjusted EPS (diluted)[1,4]	$2.42	$2.66	(9.0)%
Free Cash Flow (YTD)[6,7]	~$14,000	$11,974

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
6Non-GAAP measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
7Q3 YTD 2024 is estimated as of October 15, 2024. Q3 YTD 2023 includes approximately 8 months contribution from the Consumer Health segment.
Note: values may have been rounded

Regional sales results

Q3				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$12,909	$11,996	7.6%	7.6	-	6.5
International	9,562	9,355	2.2	4.6	(2.4)	4.0
Worldwide	$22,471	$21,351	5.2%	6.3	(1.1)	5.4
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q3				% Change
($ in Millions)	2024	2023	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$14,580	$13,893	4.9%	6.3	(1.4)	6.4
MedTech	7,891	7,458	5.8	6.4	(0.6)	3.7
Worldwide	$22,471	$21,351	5.2%	6.3	(1.1)	5.4
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Third Quarter 2024 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales grew 6.3%. Growth was driven by DARZALEX (daratumumab), ERLEADA (apalutamide), Other Oncology, and CARVYKTI (ciltacabtagene autoleucel) in Oncology, TREMFYA (guselkumab) in Immunology, SPRAVATO (esketamine) in Neuroscience, and OPSUMIT (macitentan) in Pulmonary Hypertension. Growth was partially offset by STELARA (ustekinumab) and SIMPONI/SIMPONI ARIA (golimumab) in Immunology.

MedTech
MedTech worldwide operational sales grew 6.4%*, with net acquisitions and divestitures positively impacting growth by 2.7%. Operational sales growth was driven primarily by electrophysiology products and Abiomed in Cardiovascular, previously referred to as Interventional Solutions, contact lenses in Vision and wound closure products in General Surgery. Growth was partially offset by endocutter products in Advanced Surgery.

Full-year 2024 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.
Johnson & Johnson is updating its 2024 guidance, including adjusted operational EPS guidance, to reflect improved performance and the impact from the recent acquisition of V-Wave.

Non-GAAP*	2024
July 2024 Adjusted Operational EPS[1,2]	$10.05
Improved performance outlook	$0.10
October 2024 Adjusted Operational EPS[1,2] pre-M&A	$10.15
M&A impact (V-Wave)	($0.24)
October 2024 Adjusted Operational EPS[1,2]	$9.91
1Non-GAAP financial measure; excludes the impact of translational currency
2Non-GAAP financial measure; excludes intangible amortization expense and special items
Note: Adjusted operational EPS figures reflect midpoint of issued guidance

($ in Billions, except EPS)	October 2024	July 2024
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	5.7% – 6.2% / 6.0%	5.5% – 6.0% / 5.8%
Operational Sales2,5/ Mid-point Change vs. Prior Year / Mid-point	$89.4B – $89.8B / $89.6B 6.3% – 6.8% / 6.6%	$89.2B – $89.6B / $89.4B 6.1% – 6.6% / 6.4%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$88.4B – $88.8B / $88.6B 5.1% – 5.6% / 5.4%	$88.0B – $88.4B / $88.2B 4.7% – 5.2% / 5.0%
Adjusted Operational EPS (Diluted)2,4/ Mid-point Change vs. Prior Year / Mid-point	$9.86 – $9.96 / $9.91 (0.6)% – 0.4% / (0.1)%	$10.00 – $10.10 / $10.05 0.8% – 1.8% / 1.3%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$9.88 – $9.98 / $9.93 (0.4)% – 0.6% / 0.1%	$9.97 – $10.07 / $10.02 0.5% – 1.5% / 1.0%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: October 2024 = $1.09 and July 2024 = $1.08 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast.

Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at News Releases, as well as Innovative Medicine News Center, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	Johnson & Johnson submits application to the European Medicines Agency for DARZALEX (daratumumab) SC-based quadruplet regimen for newly diagnosed multiple myeloma patients[1]	Press Release
	Johnson & Johnson files for U.S. FDA approval of DARZALEX FASPRO-based quadruplet regimen for newly diagnosed multiple myeloma patients for whom transplant is not planned	Press Release
	DARZALEX (daratumumab)-based quadruplet regimen receives positive CHMP opinion for transplant-eligible patients with newly diagnosed multiple myeloma	Press Release
	RYBREVANT (amivantamab-vmjw) plus standard of care approved in the U.S. as first and only targeted regimen to cut risk of disease progression by more than half in second-line EGFR-mutated advanced lung cancer	Press Release
	Johnson & Johnson seeks first EU approval of nipocalimab to treat a broad population of patients living with antibody-positive generalised myasthenia gravis	Press Release
	TREMFYA (guselkumab) receives U.S. FDA approval for adults with moderately to severely active ulcerative colitis, strengthening Johnson & Johnson's leadership in inflammatory bowel disease	Press Release

	Johnson & Johnson seeks first approval of nipocalimab to treat broadest population living with antibody positive generalized myasthenia gravis	Press Release
	European Commission approves RYBREVANT (amivantamab) in combination with chemotherapy for the treatment of adult patients with advanced EGFR-mutated non-small cell lung cancer after failure of prior therapy	Press Release
	European Commission approves BALVERSA (erdafitinib) for adult patients with unresectable or metastatic urothelial carcinoma	Press Release
	RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) approved in the U.S. as a first-line chemotherapy-free treatment for patients with EGFR-mutated advanced lung cancer	Press Release
	DARZALEX FASPRO (daratumumab and hyaluronidase-fihj)-based quadruplet regimen approved in the U.S. for patients with newly diagnosed multiple myeloma who are transplant-eligible	Press Release
	Johnson & Johnson seeks U.S. FDA approval of SPRAVATO (esketamine) as the first and only monotherapy for adults with treatment-resistant depression	Press Release
Data Releases	TREMFYA (guselkumab) demonstrates impressive results across biologic-naïve and biologic-refractory patients in Crohn's disease and ulcerative colitis[1]	Press Release
	CARVYKTI is the first and only cell therapy to significantly extend overall survival versus standard therapies for patients with multiple myeloma as early as second line	Press Release
	DARZALEX (daratumumab)-based maintenance regimens show clinically meaningful deep and durable responses in transplant-eligible patients with newly diagnosed multiple myeloma	Press Release
	Novel combination of TALVEY (talquetamab-tgvs) and TECVAYLI (teclistamab-cqyv) suggests high response rates and durable responses in triple-class refractory patients with relapsed or refractory multiple myeloma, including those with extramedullary disease	Press Release
	TALVEY (talquetamab-tgvs) and DARZALEX FASPRO (daratumumab and hyaluronidase-fihj) based combination shows deep and durable responses in patients with relapsed or refractory multiple myeloma	Press Release
	Johnson & Johnson is transforming solid tumor cancer outcomes with new data at the 2024 World Conference on Lung Cancer and European Society for Medical Oncology Congress	Press Release
	Groundbreaking nipocalimab study of pregnant individuals at high risk for early onset severe hemolytic disease of the fetus and newborn published in The New England Journal of Medicine	Press Release
Product Launch	Johnson & Johnson MedTech Launches VOLT Plating System[1]	Press Release
	Johnson & Johnson Rolls Out New TECNIS Odyssey Next-Generation Intraocular Lens Offering Cataract Patients Precise Vision at Every Distance in Any Lighting	Press Release
	Shockwave Medical Expands U.S. Peripheral IVL Portfolio with Enhanced Catheter	Press Release
	DePuy Synthes Launches its First Active Spine Robotics and Navigation Platform	Press Release

Other	Johnson & Johnson Completes Acquisition of V-Wave[1]	Press Release
	Johnson & Johnson Announces that its Subsidiary, Red River Talc LLC, has Filed a Voluntary Prepackaged Chapter 11 Case to Resolve All Current and Future Ovarian Cancer Talc Claims	Press Release
	Johnson & Johnson’s Executive Vice President, Chief Human Resources Officer Peter Fasolo to Retire; Kristen Mulholland Named Chief Human Resources Officer, Effective October 1, 2024	Press Release
1Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.

Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations;

competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; and the Company’s ability to realize the anticipated benefits from the separation of Kenvue Inc. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.